UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 29, 2009
Online Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4795 Meadow Wood Lane, Chantilly,
Virginia	20151

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 703-653-3100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Online Resources Corporation announced today in a press release that it will be conducting a Special Meeting of Stockholders (“2009 Special Meeting”) on Tuesday, November 24, 2009. The purpose of the meeting is to vote to approve the amendments to the Amended and Restated 2005 Restricted Stock and Option Plan. Additional information related to the 2009 Special Meeting and Online Resources Corporation is included in the proxy statement filed with the Securities and Exchange Commission on October 29, 2009.
Item 9.01 Financial Statements and Exhibits.
Attached as Exhibit 99.1 is the press release, dated October 29, 2009, announcing the filing of our proxy statement and purpose of the 2009 Special Meeting.
Attached as Exhibit 99.2 is the Amended and Restated 2005 Restricted Stock and Option Plan that is marked to show the changes that will be requested at the November 24, 2009 Special Meeting. Insertions are marked as BOLD and deletions are marked with a strikethrough.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation
October 29, 2009	By:	Catherine A. Graham
		Name:	Catherine A. Graham
		Title:	Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release for 2009 Special Meeting

99.2	Amdended and Restated Restricted Stock and Option Plan